BBH INTERNATIONAL EQUITY FUND

(A Portfolio of BBH Fund, Inc.)

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Supplement to the Prospectus and Statement of Additional Information dated
February 28, 2003.

Please keep this supplement for your records.

I. Effective February 1, 2004, on page 23 of the prospectus, under the heading entitled "Redemption Fee" please delete the current paragraph and replace it with the following:

          "Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first."

II. A special meeting of the shareholders of BBH International Equity Fund ("the Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on January 9, 2004. Investors who were shareholders of the Fund on December 12, 2003 will be asked to vote on the proposed agenda items listed below. If approved by shareholders, these changes will take effect as of January 12, 2004. Shareholders will be notified if any of these changes are not approved.

     1. To approve or disapprove a new Advisory Agreement between Brown Brothers Harriman & Co. ("BBH & Co.") and the Fund that is substantially the same as the Advisory Agreement previously approved by the Fund's shareholders except that it permits delegation of investment management responsibilities to one or more subadvisers.

     2. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Walter Scott & Partners Limited ("Walter Scott") whereby Walter Scott would have co-management responsibility for providing investment advisory services to the Fund.

          Upon approval of proposal 2 by the Fund's shareholders, the following language will be added to the Prospectus under the heading "INVESTMENT ADVISER":

               "A team of managers at Walter Scott & Partners Limited ("Walter Scott") is responsible for managing the growth component of the Fund. The address of Walter Scott is: Millburn Tower, Gogar, Edinburgh, EH12 9BS, UK."

     3. To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Delaware International Advisers Ltd. ("Delaware"), whereby Delaware would have co-management responsibility for providing investment advisory services to the Fund.

          Upon approval of proposal 3 by the Fund's shareholders, the following language will be added to the Prospectus under the heading "INVESTMENT ADVISER":

               "A team of managers at Delaware International Advisers Ltd. ("Delaware") is responsible for managing the value component of the Fund. The address of Delaware is: 3rd Floor, 80 Cheapside, London, England EC2V 6EE."

     4. To approve or disapprove an arrangement that would permit BBH & Co. to terminate, replace or add subadvisers without shareholder approval.

          Upon approval of proposal 4 by the Fund's shareholders, the following language will be added to the Prospectus under the heading "Principal Investment Strategies - BBH International Equity Fund":

               "The Fund employs a manager of managers approach whereby portions of the Fund are allocated to different investment subadvisers who employ distinct investment styles. The Fund will use a subadviser who employs a growth style and one that employs a value style. In addition, the Investment Adviser may also manage a portion of the Fund's assets in a core style of investing. In this regard, the Investment Adviser reserves the right to invest up to 100% of the assets it manages in future contracts on stock indexes and equity index swaps.

               Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international market index. The subadvisers will select the individual equity securities for the assets assigned to them.

               Other subadvisers may be added in the future to complement these styles. The Investment Adviser monitors the allocation between the subadvisers to achieve its diversification goals, and rebalances assets among subadvisers from time-to-time based on its assessment of market trends with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The Investment Adviser monitors the subadvisers by reviewing their portfolio performance and characteristics, departures of key personnel and other relevant topics. Quantitative evaluations including evaluations of performance and portfolio characteristics will be performed at least quarterly.

               The Investment Adviser manages the Fund's liquidity reserves and invests those reserves to the extent possible with stock index futures, equity index swaps, exchange traded funds or other similar investments to expose the liquidity reserves to the performance of the international equity markets."

     5. To amend and make non-fundamental the Fund's current fundamental investment policy with respect to the Fund's investment in other open-end investment companies and to permit the Fund to invest up to 100% of its assets in other open- end investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund.

          Upon approval of proposal 5 by the Fund's shareholders, the following language will be added to the Statement of Additional Information under the heading "INVESTMENT RESTRICTIONS - Non-Fundamental Restrictions":

               "The Fund may invest up to 100% of its assets in other investment companies with investment objectives, policies and restrictions that are consistent with the investment objective, policies and restrictions of the Fund."

III. Effective immediately, please delete the section entitled "Each Fund" beginning on page 4 of the Prospectus and replace it with the following:

     "Each Fund. As used in this paragraph the term "Investment Adviser," when used with reference to the International Equity Fund after January 9, 2004, includes the subadvisers. Although the Investment Adviser expects to invest the assets of each Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies traded on national security exchanges or over-the-counter markets. The Investment Adviser may invest up to 100% of the Fund's assets in stock index futures and equity index swaps as well as in the securities of appropriate investment companies, including Exchange Traded Funds, in order to obtain participation in markets or market sectors.

     The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Investment Adviser may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased."

IV. Effective immediately, the following paragraphs are added to the end of the "Principal Risk Factors" section of the Prospectus on page 10:

      "Derivatives Risk:
      Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. The Funds' use of derivative instruments involves risk different from, or possibly greater than, the risk associated with investing directly in securities and other traditional investments. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

      Futures contracts are a type of derivative that the Funds may use for hedging purposes. The effectiveness of entering into futures contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a futures contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the futures contract. Accordingly, the successful use of futures contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a futures contract had not been purchased. Brokerage costs are incurred in entering into and maintaining futures contracts."



                                                             December 29, 2003



Brown Brothers Harriman
140 Broadway
New York, NY 10005

Cusip 05528X 40 6
Cusip 05528X 30 7
29752 (12/03)